BLACKROCK BALANCED CAPITAL FUND, INC.
(the “Fund”)

Supplement dated May 28, 2010 to the
Statement of Additional Information, dated January 28, 2010

Effective May 28, 2010, the following change is made to the Statement of Additional Information of the Fund.

Under Part I: Information About BlackRock Balanced Capital Fund, Inc., in the section entitled “Investment Objectives and Policies,” the list of the types of investments and investment strategies that the Fund may use is hereby amended to include Trust Preferred Securities.

Shareholders should retain this Supplement for future reference.

Code # SAI-10044-0510-SUP